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                         PAINEWEBBER MONEY MARKET FUND

                  SUPPLEMENT TO PROSPECTUS DATED JUNE 30, 2000

                                                                  March 26, 2001

Dear Investor,

PaineWebber Money Market Fund offers its shares through exchange for shares of the corresponding class of other PaineWebber and PaineWebber PACE Select Advisors Trust ("PACE") funds. References throughout the prospectus to "PaineWebber fund(s)" should also be deemed to include the PACE funds.

Mitchell Hutchins Asset Management Inc. is now conducting business under the name "Brinson Advisors" and is expected to change its name to "Brinson Advisors, Inc." effective approximately April 30, 2001. In connection with this change, Brinson Advisors will become a wholly owned asset management subsidiary of UBS Americas Inc., which is a wholly owned subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

PaineWebber Incorporated has been renamed "UBS PaineWebber Inc."

For more information on your fund, please contact your Financial Advisor.

                                                                    Item#: ZS-92